                        1

             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       ______________


                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 14, 1997
                                                  --------------


                Fruehauf Trailer Corporation
  ----------------------------------------------------


 (Exact name of registrant as specified in its charter)



    Delaware            1-10772             38-2863240
----------------      -----------         --------------

(State or other       (Commission         (I.R.S. Employer
 jurisdiction of      File Number)        Identification No.)
 incorporation)


111 Monument Circle, Suite 3200, Indianapolis, Indiana  46204
-------------------------------------------------------------
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(317)630-3000
                                                   -------------




             Exhibit Index Appears on Page 4

Item 5.  Other Events.

        Fruehauf Trailer Corporation, a Delaware corporation (the "Corportation"), and certain of its subsidiaries filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United State Bankruptcy Code (the "Code"), Case Number 96-1563 (PJW), on October 7, 1996. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee for the district of Delaware pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases. In connection therewith, and as previously disclosed by the Corporation in its press release dated March 31, 1997, attached hereto as exhibit 99 is the Monthly Operating Report of the Corporation for the month ending December 1996, filed with the Bankruptcy Court on January 31, 1997.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------

     ( c ) Exhibits.

     99.1 Press Release of the Corporation dated March 31, 1997

     99.2 Monthly Operating Report of the Corporation for the month of December 1996.

                      SIGNATURE
                      ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRUEHAUF TRAILER CORPORATION



Date: April 14, 1997      By:/s/Derek L. Nagle
                             ------------------
                             Derek L. Nagle
                             President
                             (Duly Authorized
                              Officer)

                             EXHIBIT INDEX
                             -------------



                                           Pagination by
                                             Sequential
                                             Numbering
Exhibit   Description of Exhibit              System
-------   ----------------------              -------


  99.1    Press Release dated                    5
          March 31, 1997
          from the Company.

  99.2   Monthly Operating Report                7
         of the Corporation for
         December 1996.